UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GRAYBUG VISION, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GRAYBUG VISION, INC.

203 Redwood Shores Parkway, Suite 620

Redwood City, CA 94065

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Thursday, June 2, 2022

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) of Graybug Vision, Inc. (the “Company”) will be held via a virtual meeting. You will be able to participate in the 2022 Annual Meeting and vote via live webcast by visiting www.proxydocs.com/GRAY on Thursday, June 2, 2022 at 9:00 a.m. (Pacific Time). We believe that a virtual stockholder meeting provides greater access to those who may want to attend and provides a safer forum in light of the ongoing COVID-19 pandemic, and therefore we have chosen this over an in-person meeting. It is important that you retain a copy of the 12 digit control number found on the proxy card or voting instruction form, as such number will be required in order for stockholders to gain access to the virtual meeting.

We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.

To elect two Class II directors, each to serve a three-year term through the 2025 annual meeting of stockholders following this meeting and until a successor has been elected and qualified or until earlier resignation or removal.

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.	To approve the amendment and restatement of our 2020 Equity Incentive Plan

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 8, 2022 are entitled to receive notice of, and to vote at, the meeting and any adjournments thereof. This Notice and the accompanying proxy statement are being mailed out to stockholders as of the record date beginning on or about April 22, 2022.

For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available upon request by any stockholder for any purpose relating to the meeting. Stockholders can request the list of stockholders during ordinary business hours, at our principal place of business.

The stockholder list will also be available during the virtual meeting via www.proxydocs.com/GRAY.

Your vote as a stockholder of the Company is very important. Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact us at our Investor Relations department at IR@graybug.vision or, if you are a registered holder, our transfer agent, American Stock Transfer & Trust Company, LLC by email through their website at www.astfinancial.com. Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote through the internet or by telephone, or to request, sign and return your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Proxy Information” in the proxy statement.

By Order of the Board of Directors,

Frederic Guerard, Pharm.D.
Chief Executive Officer

Redwood City, California

April 22, 2022

Important Notice Regarding the Availability of Proxy Materials for the virtual Annual Meeting of Stockholders to be held on June 2, 2022: the Proxy Statement and our 2021 Annual Report on Form 10-K are available at www.proxydocs.com/GRAY.

GRAYBUG VISION, INC.

PROXY STATEMENT FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement includes forward-looking statements, which are statements other than statements of historical facts and statements in the future tense. These statements include, but are not limited to, statements regarding our business, our business strategy and plans, our objectives and future operations. In some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “believe,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seeks,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors. These risks and uncertainties include, but are not limited to, those described under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, and our other Securities and Exchange Commission, or SEC, filings, which are available on the Investor Relations page of our website at https://investors.graybug.com and on the SEC website at www.sec.gov.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this Proxy Statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

GRAYBUG VISION, INC.

203 Redwood Shores Parkway, Suite 620

Redwood City, CA 94065

PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

June 2, 2022

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the Board of Directors of Graybug Vision, Inc. for use at the Company’s 2022 Annual Meeting of Stockholders to be held virtually at www.proxydocs.com/GRAY on Thursday, June 2, 2022 at 9:00 a.m. (Pacific Time), and any adjournment or postponement thereof. This Proxy Statement for the Annual Meeting, or Proxy Statement, and the accompanying form of proxy were first distributed and made available to stockholders on or about April 22, 2022. An annual report for the fiscal year ended December 31, 2021 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. References to our website in this Proxy Statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this Proxy Statement.

GENERAL INFORMATION ABOUT THE MEETING

Purpose of the Meeting

At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, we will consider any other matters that are properly presented for a vote at the meeting. We are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly presented for a vote at the meeting, the persons named in the proxy, who are officers of the Company, have the authority in their discretion to vote the shares represented by the proxy.

Record Date; Quorum

Only holders of record of common stock at the close of business on April 8, 2022, the record date, will be entitled to vote at the meeting. At the close of business on April 8, 2022, there were 21,362,773 shares of common stock outstanding and entitled to vote.

The holders of a majority of the voting power of the shares of stock entitled to vote at the meeting as of the record date must be present or represented by proxy at the meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the meeting if you are present and vote online at the virtual meeting or if you have properly submitted a proxy.

GENERAL PROXY INFORMATION

Voting Rights; Required Vote

Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 8, 2022, the record date. You may vote all shares owned by you at such date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. Dissenters’ rights are not applicable to any of the matters being voted on.

Stockholder of Record: Shares Registered in Your Name. If on April 8, 2022, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting, or vote in advance through the internet or by telephone, or if you request to receive paper proxy materials by mail, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If on April 8, 2022, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your broker on how to vote the shares held in your account, and your broker has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. Because the brokerage firm, bank or other nominee that holds your shares is the stockholder of record, if you wish to attend the meeting and vote your shares, you must obtain a valid proxy from the firm that holds your shares giving you the right to vote the shares at the meeting.

Proposal No. 1 (Election of two Class II directors). Each director will be elected by a plurality of the votes cast at the meeting. This means that the two individuals nominated for election to the Board of Directors at the meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or both of the nominees or “WITHHOLD” your vote with respect to one or both of the nominees. Because directors are elected by a plurality of the votes received, only votes “FOR” will affect the outcome.

Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm) will be approved if the holders of a majority of shares present online at the meeting or represented by proxy and entitled to vote on the matter vote “FOR”. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. Proposal No. 2 is considered a routine matter, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2.

Proposal No. 3 (Approval of the amendment and restatement of our 2020 Equity Incentive Plan) will be approved if the holders of a majority of shares present online at the meeting or represented by proxy, and that vote either for or against the matter, vote “FOR”. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (stockholder withholding) with respect to a particular matter. In addition, a broker may not be permitted to vote on shares held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock (broker non-vote). The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or broker non-votes will count for purposes of determining the presence of a quorum, but are not treated as votes cast and, therefore, will have no effect on the election of directors, or the ratification of the appointment of Ernst & Young LLP. Abstentions are voted neither “for” nor “against” a matter, and, therefore, will have no effect on the election of directors or the ratification of the appointment of Ernst & Young LLP, but are counted in the determination of a quorum.

Recommendations of the Board of Directors on Each of the Proposals Scheduled to be Voted on at the Meeting

The Board of Directors recommends that you vote FOR the election of each of the Class II directors named in this proxy statement (Proposal 1), FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2) and FOR the approval of the amendment and restatement of our 2020 Equity Incentive Plan (Proposal 3).

None of the Company’s directors or executive officers has any substantial interest in any matter to be acted upon, other than elections to office with respect to the directors nominated in Proposal 1 and the named executive officers in Proposal 3.

Voting Instructions; Voting of Proxies

If you are a stockholder of record, you may:

•

vote online at the Annual Meeting -attend the Annual Meeting online and follow the instructions posted at www.proxydocs.com/GRAY. You will need the 12 digit control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail;

•	vote through the internet or by telephone - in order to do so, please follow the instructions shown on your proxy card; or

•

vote by mail - if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the proxy card and return it as soon as possible before the meeting in the envelope provided.

Submitting your proxy, whether by telephone, through the internet or by mail if you requested or received a paper proxy card, will not affect your right to vote online should you decide to attend the virtual meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct how to vote your shares. For Proposal 1, you may either vote “FOR” all of the nominees to the Board of Directors, or you may “WITHHOLD” your vote from any nominee you specify. For Proposal 2, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. For Proposal 3, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting.

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card. If you requested or received paper proxy materials by mail, please complete, sign, date and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

We will pay the expenses associated with soliciting proxies. Following the original distribution and mailing of the solicitation materials, we or our agents may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email or otherwise. Following the original distribution and mailing of the solicitation materials, we will request brokers, custodians, nominees and other record holders to forward copies of those materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the internet, you are responsible for any internet access charges you may incur.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time before the closing of the polls by the inspector of elections at the meeting by:

•	delivering to our Corporate Secretary (by any means, including facsimile) a written notice stating that the proxy is revoked;

•	signing and delivering a proxy bearing a later date;

•	voting again through the internet or by telephone; or

•	attending and voting online at the meeting by following the instructions posted at www.proxydocs.com/GRAY (although attendance at the meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, and you wish to revoke a proxy, you must contact that firm to revoke or change any prior voting instructions.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the meeting.

Implications of Being an “Emerging Growth Company” and “Smaller Reporting Company”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012, and a “Smaller Reporting Company” as defined under Rule 405 of the Securities Act of 1933, and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about the Company’s executive compensation arrangements and no requirement to have non-binding advisory votes on executive compensation.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS;

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions, and other policies for the governance of the company. Our Corporate Governance Guidelines are available without charge on the Investors and Media section of our website at https://investors.graybug.vision.

Board Composition and Leadership Structure

The positions of Chief Executive Officer and Chairperson of our Board of Directors are held by two different individuals Frederic Guerard and Christy Shaffer. This structure allows our Chief Executive Officer to focus on our day-to-day business while our Chairperson leads our Board of Directors in its fundamental role of providing advice to and independent oversight of management. Our Board of Directors believes such separation is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board of Directors and strengthens the independence of the Board of Directors from management.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at quarterly Board of Director meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Nominating and Corporate Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk, including oversight of cybersecurity and privacy policies.

Director Independence

Our common stock is listed on the Nasdaq Global Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating and Corporate Governance Committees must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, Compensation Committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (Exchange Act). In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that all of our directors except Frederic Guerard, representing five of our six incumbent directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Diversity and Inclusion

In appointing and nominating directors, our Board of Directors considers criteria such as independence, integrity, diversity (including with respect to race, ethnicity, gender and sexuality), geography, financial skills and other expertise, breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to our Board, ability to contribute to our Board’s overall effectiveness, and the needs of our Board and its committees. While we have not adopted a specific policy regarding Board diversity, we value diversity on a company-wide basis. The following table sets forth the diversity statistics as self-identified by the members of our Board of Directors.

Board Diversity Matrix (As of April 14, 2022)
Total Number of Directors	6

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I:
Gender Identity
Directors	3	3	—	—

Part II:
Demographic
Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did not Disclose Demographic Background	—	—	—	—

Committees of Our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available without charge on the Investors and Media section of our website at https://investors.graybug.vision.

Audit Committee

Our Audit Committee is composed of Julie Eastland, Eric Bjerkholt and Christy Shaffer. Ms. Eastland is the Chair of our Audit Committee. The composition of our Audit Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. Each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Ms. Eastland is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. Our Audit Committee is directly responsible for, among other things:

•	selecting and hiring our independent registered public accounting firm;

•	the qualifications, independence and performance of our independent auditors;

•	the preparation of the audit committee report to be included in our annual proxy statement;

•	overseeing our compliance with legal and regulatory requirements;

•	our accounting and financial reporting processes, including our financial statement audits and the integrity of our financial statements; and

•	reviewing and approving related-person transactions.

Compensation Committee

Our Compensation Committee is composed of Eric Bjerkholt and Christina Ackermann. Mr. Bjerkholt is the Chair of our Compensation Committee. The composition of our Compensation Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. Our Compensation Committee is responsible for, among other things:

•	evaluating, recommending, approving and reviewing executive officer compensation arrangements, plans, policies and programs;

•	evaluating and providing input for non-employee director compensation arrangements for determination by the management team;

•	administering our cash-based and equity-based compensation plans; and

•	overseeing our compliance with regulatory requirements associated with the compensation of directors, officers and employees.

The Compensation Committee has the sole authority and responsibility, subject to any approval by the Board of Directors which the Compensation Committee or legal counsel determines to be desirable or required by applicable law or the Nasdaq rules, to determine all aspects of executive compensation packages for the Chief Executive Officer and other executive officers. The Compensation Committee also makes recommendations to our Board of Directors regarding the form and amount of compensation of non-employee directors. The Compensation Committee may take into account the recommendations of the Chief Executive Officer with respect to compensation of the other executive officers, and the recommendations of the Board of Directors or any member of the Board of Directors with respect to compensation of the Chief Executive Officer and other executive officers.

The Compensation Committee engaged an independent executive compensation consulting firm, Radford, a part of Aon plc (Radford), to evaluate our executive compensation and Board of Directors compensation program and practices and to provide advice and ongoing assistance on these matters for the fiscal year ended December 31, 2021. Specifically, Radford was engaged to:

•	provide compensation-related data for a peer group of companies to serve as a basis for assessing competitive compensation practices;

•	review and assess our current Board of Directors, Chief Executive Officer and other executive officer compensation policies and practices and equity profile, relative to market practices;

•	review and assess our current executive compensation program relative to market to identify any potential changes or enhancements to be brought to the attention of the Compensation Committee; and

•	review market practices regarding base salary, bonus and equity programs.

Representatives of Radford met informally with the Chair of the Compensation Committee and attended the regular meetings of the Compensation Committee, including executive sessions from time to time without any members of management present. During the fiscal year ended December 31, 2021, Radford worked directly with the Compensation Committee (and not on behalf of management) to assist the committee in satisfying its responsibilities and undertook no projects for management without the committee’s prior approval. The Compensation Committee has determined that none of the work performed by Radford during the fiscal year ended December 31, 2021 raised any conflict of interest.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of Christina Ackermann, Dirk Sauer and Christy Shaffer. Ms. Ackermann is the Chair of our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	identifying, considering and recommending candidates for membership on our Board of Directors;

•	overseeing the process of evaluating the performance of our Board of Directors; and

•	advising our Board of Directors on other corporate governance matters, including oversight of cybersecurity and privacy policies as well as environmental, social and other governance initiatives.

Codes of Conduct and Ethics

Our Board of Directors has adopted a code of conduct and ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. We intend to disclose future amendments to certain provisions of our code of conduct and ethics, or waivers of these provisions, on our website or in public filings. The full text of our code of conduct and ethics is posted on the Investors and Media section of our website at https://investors.graybug.vision.

Anti-hedging

We have adopted an Insider Trading Policy that applies to all of our employees, officers and directors, including our Chief Executive Officer and other executive officers, which prohibits such individuals from purchasing financial instruments, or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in market value of our common stock, such as prepaid variable forward contracts, equity swaps, collars, forward sale contracts and exchange funds.

Compensation Committee Interlocks and Insider Participation

During 2021, Eric Bjerkholt, Christina Ackermann, and Hansoo Michael Keyoung served on our Compensation Committee. None of our current executive officers has served as a member of the Board of Directors, or as a member of the Compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during the fiscal year ended December 31, 2021.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During 2021, the Board of Directors held 9 meetings including telephonic meetings; the Audit Committee held 5 meetings; the Compensation Committee held 7 meetings; and the Nominating and Corporate Governance Committee held 5 meetings. During 2021, none of the directors then serving attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors during his or her tenure and the total number of meetings held by all committees of the Board of Directors on which such director served during his or her tenure. The independent members of the Board of Directors also meet separately without the management director on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our

Board of Directors. All then-serving members of our Board of Directors attended our 2021 annual meeting of stockholders in their capacity as members of our Board of Directors.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chairperson) may do so by letters addressed to:

Graybug Vision, Inc.

c/o Corporate Secretary

203 Redwood Shores Parkway, Suite 620

Redwood City, CA 94065

All communications by letter addressed to the attention of our Corporate Secretary will be reviewed by the Corporate Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

The Nominating and Corporate Governance Committee is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

The Nominating and Corporate Governance Committee will recommend to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board of Directors for election at each annual meeting of stockholders, and will recommend all director nominees to be appointed by the Board of Directors to fill interim director vacancies.

Our Board of Directors encourages selection of directors who will contribute to the Company’s overall corporate goals. The Nominating and Corporate Governance Committee may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as business experience, diversity and personal skills in life sciences and biotechnology, finance, marketing, financial reporting and other areas that are expected to contribute to an effective Board of Directors. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Nominating and Corporate Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In addition, under our Corporate Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. Also, under our Corporate Governance Guidelines, there are no limits on the number of three-year terms that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the Nominating and Corporate Governance Committee considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

Stockholder Recommendations for Nominations to the Board of Directors

The Nominating and Corporate Governance Committee will consider properly submitted stockholder recommendations for candidates for our Board of Directors who meet the minimum qualifications described above. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum qualifications set forth above, based on whether or not the candidate was recommended by a stockholder. A stockholder of record can nominate a candidate for election to the Board of Directors by complying with the procedures in Article I, Section 1.12 of our bylaws. Any eligible stockholder who wishes to submit a nomination should review the requirements in the bylaws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary, Graybug Vision, Inc., 203 Redwood Shores Parkway, Suite 620, Redwood City, CA 94065. Submissions must include the full name of the proposed nominee, complete biographical information, a description of the proposed nominee’s qualifications as a director, other information specified in our bylaws, and a representation that the nominating stockholder is a beneficial owner or stockholder of record of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. If any materials are provided to the Corporate Secretary by a stockholder in connection with the recommendation of a director candidate, such materials are to be forwarded to the Nominating and Corporate Governance Committee.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under “Stockholder Proposals to Be Presented at Next Annual Meeting.”

PROPOSAL NO. 1

ELECTION OF CLASS II DIRECTORS

Our Board of Directors is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors and director nominees in Class II will stand for election at this meeting. The terms of office of directors in Class I and Class III do not expire until the annual meetings of stockholders to be held in 2024 and 2023, respectively. Our Nominating and Corporate Governance Committee recommended to our Board of Directors, and our Board of Directors nominated Eric Bjerkholt and Frederic Guerard, each an incumbent Class II director, for election as Class II directors at the Annual Meeting. At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors proposes that each of the Class II nominees be elected as a Class II director for a three-year term expiring at the annual meeting of stockholders to be held in 2025 and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Each director will be elected by a plurality of the votes cast by the holders of the shares present online at the virtual Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the three individuals nominated for election to the Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or both of the nominees or “WITHHOLD” your vote with respect to one or both the nominees. Shares represented by proxies will be voted “FOR” the election of each of the Class II nominees, unless the proxy is marked to withhold authority to so vote. You may not cumulate votes in the election of directors. If any nominee for any reason is unable to serve, the proxies may be voted for such substitute nominee as the proxy holders, who are officers of our company, might determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than three directors.

Nominees to the Board of Directors

The nominees and their ages as of December 31, 2021 are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
Eric Bjerkholt (1)(2)	62	Class II
Frederic Guerard, Pharm.D.	49	Class II

(1)	Member of our Compensation Committee

(2)    Member of our Audit Committee

Eric Bjerkholt has served as a member of our Board of Directors since September 2020. Since November 2020, Mr. Bjerkholt has been the Chief Financial Officer of Chinook Therapeutics, Inc., a biotechnology company developing treatments for kidney diseases. From April 2017 to November 2020, Mr. Bjerkholt served as the Chief Financial Officer of Aimmune Therapeutics, Inc., a biotechnology company developing treatments for food allergies. From 2004 until April 2017, Mr. Bjerkholt held various roles at Sunesis Pharmaceuticals, Inc., a biopharmaceutical company developing oncology therapeutics, including as Executive Vice President, Corporate Development and Finance and Chief Financial Officer. From 2002 to 2004, he was Senior Vice President and Chief Financial Officer at IntraBiotics Pharmaceuticals, Inc., a biopharmaceutical company that was acquired by Ardea Biosciences, Inc. in 2006. Mr. Bjerkholt was a co-founder of LifeSpring Nutrition, Inc., a nutraceutical company, and from 1999 to 2002 served at various times as its Chief Executive Officer, President, and Chief Financial Officer. From 1990 to 1997, he also served as a vice president in the healthcare banking group at J.P. Morgan & Co. Incorporated, an international banking firm. He has served on the boards of directors of several publicly traded companies, including as a member of the board of directors and chair of the audit committee of Corium, Inc. until its acquisition by Gurnet Point Capital in November 2018, and as a member of the board of directors and as chair of the audit committee of StemCells, a biotechnology company, until its November 2016 acquisition by Microbot Medical Ltd. He currently is a member of the board of directors of Cerus Corporation, a biotechnology company. He holds a Cand. Oecon degree in Economics from the University of Oslo and an M.B.A. from Harvard Business School. We believe that Mr. Bjerkholt’s financial experience and expertise and industry knowledge provide him with the qualifications and skills to serve on our Board of Directors.

Frederic Guerard, Pharm.D., has served as our President and Chief Executive Officer and a member of our Board of Directors, since February 2019. From 1999 to February 2019, Dr. Guerard held key leadership roles at Novartis AG, a multinational pharmaceutical company, including Worldwide Business Franchise Head of Ophthalmology from April 2016 to February 2019, Global Franchise Head of Pharmaceuticals at Alcon Vision LLC, a Novartis company, from May 2015 to April 2016, Managing Director of the United Kingdom and Ireland from July 2012 to April 2015, and Country President and Managing Director of Australia and New Zealand from April 2009 to July 2012, among others. He has been a Non-Executive Director at Lenz Therapeutics since September 2021. Dr. Guerard holds a Pharm.D. and a Master of Biological and Medical Sciences from the University of Rouen, France and a Master of Marketing from HEC Paris. We believe that Dr. Guerard is qualified to serve on our Board of Directors because of his extensive experience serving in leadership positions in biotechnology companies, as well as the operational expertise and continuity that he brings to our Board of Directors as our President and Chief Executive Officer.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages as of December 31, 2021, are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
Christina Ackermann (1)(2)	57	Class III
Julie Eastland (3)	58	Class III
Dirk Sauer, Ph.D. (1)	62	Class I
Christy Shaffer, Ph.D. (3)	64	Class I

(1)	Member of our Nominating and Corporate Governance Committee

(2)	Member of our Compensation Committee

(3)	Member of our Audit Committee

Christina Ackermann has served as a member of our Board of Directors since September 2020. Ms. Ackermann currently serves as Executive Vice President, General Counsel, and President Opthalmic Pharmaceuticals of Bausch Health Companies Inc., a specialty pharmaceutical company. Prior to joining Bausch Health in August 2016, Ms. Ackermann was part of the Novartis group of companies for 14 years, most recently serving as Senior Vice President, General Counsel for Alcon, where she was responsible for the Legal, Intellectual Property and Compliance functions. She previously served as Global Head, Legal and General Counsel at Sandoz, the generics division of Novartis, from 2007 to 2012. She joined Novartis Pharma in 2002 as Head, Legal Technical Operations and Ophthalmics and assumed the role of Head Legal General Medicine in July 2005. Before Novartis, Ms. Ackermann served in Associate General Counsel roles with Bristol Myers Squibb and DuPont Pharmaceuticals, as well as in private practice, where she focused on securities and mergers & acquisitions. Ms. Ackermann has a Post Graduate Diploma in EC Competition Law from King’s College, the University of London, U.K., a Bachelor of Laws from Queen’s University, Kingston, Canada, and attended York University, Toronto, Ontario, for her undergraduate studies in Math, Political Sciences and Fine Arts. We believe that Ms. Ackermann is qualified to serve on our Board of Directors due to her expertise in compliance and regulatory matters, public company experience and industry knowledge.

Julie Eastland has served as a member of our Board of Directors since September 2020. Since November 2021, Ms. Eastland has served as the Chief Executive Officer of Harpoon Therapeutics. Ms. Eastland has been a consultant with Eastland Advisory Services since February 2020. Ms. Eastland was the Chief Financial and Business Officer of Rainier Therapeutics, Inc., a biotechnology company, since August 2018. Prior to Rainier Therapeutics, Ms. Eastland served as Chief Business Officer and Chief Financial Officer for Cascadian Therapeutics, Inc., a biotechnology company, from September 2010 through its acquisition by Seattle Genetics in March 2018. Prior to Cascadian, Ms. Eastland served as the Chief Financial Officer and Vice President of Finance and Administration for VLST Corporation, a biotechnology company, from January 2006 to September 2010. Prior to VLST Corporation, Ms. Eastland was the Vice President of Strategic Planning at Dendreon Corporation, a biotechnology company, from October 2000 to October 2005. Prior to Dendreon, Ms. Eastland was the Controller at Amgen, a biopharmaceutical company, from March 1996 to April 1998. Ms. Eastland currently serves on the board of the TSX-listed company Pascal Biosciences Inc. and on the boards of Harpoon Therapeutics, Inc., and Dynavax Technologies, both Nasdaq listed companies. Ms. Eastland holds a B.S. in Finance from Colorado State University and an M.B.A. from Heriot-Watt University of the Edinburgh University in Scotland. We believe that Ms. Eastland’s extensive professional experience and expertise provide her with the qualifications and skills to serve on our Board of Directors.

Dirk Sauer, Ph.D., has served as a member of our Board of Directors since April 2022. Since April 2021, Dr. Sauer has been an independent consultant advising organizations on pharmaceutical research and development within ophthalmology. Prior to consulting, Dr. Sauer was part of Novartis International AG for 31 years. From October 2011 until his retirement in March 2021 Dr. Sauer served as Global Development Unit Head, Ophthalmology. Prior to this role he held various research and leadership roles at Novartis. Since April 2021, Dr. Sauer has served as a member of the board of directors of a privately held clinical stage biopharmaceutical company. Dr. Sauer holds a degree in Pharmacy from the University of Münster, Germany and a Ph.D. in Pharmacology from The Philipp University of Marburg, Germany. We believe that Dr. Sauer’s extensive professional experience and scientific expertise provide him with the qualifications and skills to serve on our Board of Directors.

Christy Shaffer, Ph.D., has served as a member of our Board of Directors since February 2015 and as Chairperson of the Board of Directors since March 2015. Since August 2015, Dr. Shaffer has served as a General Partner at Hatteras Venture Partners, a venture capital firm, where she has also served as Managing Director of Hatteras Discovery since August 2011. Prior to that, Dr. Shaffer was President and Chief Executive Officer of Inspire Pharmaceuticals, Inc., a biopharmaceutical company, from 1995 to March 2010. Dr. Shaffer serves as a member of the board of directors of Clearside Biomedical, Inc., a biopharmaceutical company, and on the boards of directors for a number of private biotechnology companies. Dr. Shaffer holds a Ph.D. in Pharmacology from the University of Tennessee Health Science Center. We believe Dr. Shaffer is qualified to serve on our Board of Directors because of her experience in the ophthalmology, pharmaceutical and biotechnology businesses, and because of her training as a pharmacologist.

Family Relationships

There are no familial relationships among any of our directors and executive officers.

Non-Employee Director Compensation

For the year ended December 31, 2021, our non-employee directors received the following compensation:

•

Cash Compensation. The program provides an annual cash retainer of $40,000 to each non-employee director. Additionally, the Chair of our Board of Directors receives an additional annual payment of $30,000; the Lead Director receives an additional annual payment of $25,000; the Chair of our Audit, Compensation, and Nominating and Corporate Governance Committees receive an additional annual payment of $15,000, $10,000 or $8,000 respectively; and the members of our Audit, Compensation, and Nominating and Corporate Governance Committees receive an additional annual payment of $7,500, $5,000, and $4,000 respectively

•

Equity Compensation. Each new non-employee director who joins our Board of Directors will receive an initial option grant to acquire a certain number of shares of our common stock, pursuant to vesting schedules and terms to be designated by our Board of Directors. On the date of each annual meeting of stockholders, each non-employee director who continues to serve on our Board of Directors immediately following such meeting will receive an option grant to acquire a certain number of shares of our common stock, and pursuant to the vesting schedule and terms, to be designated by our Board of Directors.

Non-employee directors are also reimbursed for reasonable expenses incurred in serving as a director, including travel expenses for attending meetings of our Board of Directors.

The following table sets forth the compensation earned by or paid to our non-employee directors for services provided during the year ended December 31, 2021.  Dr. Guerard, our Chief Executive Officer, received no compensation for his service as a director during 2021.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total($)
Christina Ackermann	$45,260	$35,875	$81,135
Eric Bjerkholt	$58,468	$35,875	$94,343
Gerald Cagle, Ph.D. (2)	$44,672	$35,875	$80,547
Julie Eastland	$55,000	$35,875	$90,875
Christy Shaffer, Ph.D.	$82,169	$35,875	$118,044

(1)

The amounts reported in this column represent the aggregate grant date fair value of the stock options granted to our directors during the year ended December 31, 2021 as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) Topic 718. The assumptions used in calculating the aggregate grant date fair value of the stock options reported in this column are set forth in Note 7 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. The amounts reported in this column reflect the  accounting cost for these stock options, and do not correspond to the actual economic value that may be received by our directors from the stock options. For information regarding the number of stock options held by each non-employee director as of December 31, 2021, see the table below.

(2)	Dr. Cagle resigned from the Board of Directors in April 2022.

Name	Number of Shares Underlying Stock Options Outstanding at Fiscal Year-End	Number of Shares Underlying Unvested Stock Options Outstanding at Fiscal Year-End
Christina Ackermann	37,500	27,083
Eric Bjerkholt	37,500	27,083
Gerald Cagle, Ph.D. (2)	144,315	27,083
Julie Eastland	37,500	27,083
Christy Shaffer, Ph.D.	—	—

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINATED CLASS II DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Ernst & Young LLP as our principal independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2022. Ernst & Young LLP audited our financial statements for the fiscal years ended December 31, 2021 and 2020. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting, will be able to make a statement if they so desire and will be available to respond to appropriate questions.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Although ratification by stockholders is not required by law, our Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment. Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the Company’s best interests and the interests of our stockholders.

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended December 31, 2021 and 2020.

Principal Accountant Fees and Services

Fees Billed	Fiscal Year 2021	Fiscal Year 2020
Audit fees (1)	$609,950	$1,523,500
Audit-related fees (2)	-	-
Tax fees (3)	-	-
All other fees (4)	1,535	2,000
Total fees	$611,485	$1,525,500

(1)

“Audit fees” include fees for professional services provided by Ernst & Young LLP in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are typically provided in connection with registration statements, including the registration statement for our initial public offering. Included in the 2020 Audit Fees are $1,055,000 of fees billed in connection with our initial public offering.

(2)	“Audit-related fees” include fees billed for assurance and related services reasonably related to the performance of the audit or review of our financial statements for fiscal years 2021 and 2020.
(3)

“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters, assistance with sales tax, and assistance with tax audits.

(4)	“All other fees” include the annual fee for an accounting research subscription service provided by Ernst & Young LLP

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION ERNST & YOUNG LLP AS OUR PRINCIPAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL NO. 3

APPROVAL OF AMENDMENT & RestaTement of THE 2020 EQUITY INCENTIVE PLAN

Overview

We are asking our stockholders to approve an amendment and restatement of our 2020 Equity Incentive Plan (our “2020 Plan”) to enable us to continue to grant shares of our common stock reserved for issuance thereunder (as amended, the “Restated 2020 Plan”). Our Board of Directors adopted the Restated 2020 Plan on April 13, 2022, subject to approval by our stockholders. If the Restated 2020 Plan is not approved, our current 2020 Plan will remain as-is.

Our 2020 Plan was initially adopted by our Board of Directors in August 2020 and subsequently approved by our stockholders. The 2020 Plan then became effective in September 2020 in connection with our initial public offering. The 2020 Plan provides for the grant of awards to eligible employees, directors, consultants, independent contractors and advisors in the form of stock options, restricted stock awards (“RSAs”), stock bonus awards, stock appreciation rights (“SARs”), restricted stock units (“RSUs”) and performance awards.

Our Board of Directors has determined that it is in the best interests of the company and its stockholders to seek stockholder approval of the Restated 2020 Plan with the following material changes from our 2020 Plan:

•	Increase the number of shares of common stock reserved for issuance thereunder by 2,340,000 shares.
•

Revise the limit on the aggregate number of shares that may be issued upon the exercise of incentive stock options under the Restated 2020 Plan to account for the increase in the number of shares under the Restated 2020 Plan, which limit is included to comply with requirements under regulations relating to incentive stock options.

Reasons for the Amendment and Restatement of the 2020 Plan

We are asking our stockholders to approve the Restated 2020 Plan because we strongly believe that it will enable us to achieve our goals in attracting and retaining our most valuable asset: our employees.

The Restated 2020 Plan is in the best interests of the company because it enables us to provide equity awards, a crucial component of our total compensation package, necessary to recruit, retain and reward qualified personnel in the intensely competitive biotechnology and pharmaceutical industry.

We are an early-stage company. Equity compensation is a critical element of our compensation program. Offering a broad-based equity compensation program is vital to attracting and retaining highly skilled people in our industry. We use equity awards to incentivize eligible employees, non-employee directors and consultants who provide significant services to us. We believe that providing an equity stake in the future success of our business attracts, retains and motivates our employees to innovate and work hard, aligns employee and stockholder interests and links employee compensation with company performance.  The requested pool of shares was approved by our Board of Directors in part to permit us to grant certain performance-based restricted stock units, described below, to our named executive officers and certain members of senior management. If our stockholders do not approve the Restated 2020 Plan, we will be limited in our ability to continue to issue awards under the 2020 Plan in numbers sufficient to attract or motivate the highly skilled employees we need to recruit or retain.

Without stock options, restricted stock units or other forms of equity incentives, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent critical to our future successes. These cash replacement alternatives could, among other things, reduce the cash available for investment in growth and development and cause a loss of motivation by employees to achieve superior performance over a longer period of time. If this proposal is not approved by our stockholders, we believe our ability to attract or retain the talent we need to compete in our industry would be adversely impacted, and this could affect our long-term success.

Our Board of Directors recommends that the limit on the aggregate number of shares that may be issued upon the exercise of incentive stock options under the Restated 2020 Plan be increased to 20,000,000 shares to account for the increase in the number of shares under the Restated 2020 Plan, which limit is included to comply with requirements under regulations relating to incentive stock options. To clarify, an increase to this limit increase does not increase the number of shares available for grant and issuance under the Restated 2020 Plan.

Current 2020 Plan & Outstanding Equity Award Information

As of March 31, 2022, there were (i) 4,822,611 shares issuable upon the exercise of outstanding time-vesting stock options with a weighted-average exercise price of $5.46 per share and weighted-average remaining term of 8.6 years, (ii) 1,410,317 shares subject to outstanding RSUs with no exercise price, (iii) 256,881 shares available for grant under the 2020 Plan, and (iv) no shares available for grant under our 2015 Plan. As of March 31, 2022, there were 21,357,773 total shares of our common stock outstanding. The closing price per share of our common stock as reported by Nasdaq on March 31, 2022 was $1.23. As of March 31, 2022, approximately 77% of all our currently outstanding equity incentive awards have an exercise price that is higher than our March 31, 2022 closing price and, therefore, are “underwater.”

Summary of the Restated 2020 Plan

The following is a summary of the principal provisions of the proposed Restated 2020 Plan. This summary is qualified in its entirety by reference to the full text of the proposed Restated 2020 Plan which is attached.

In August 2020, our Board of Directors adopted our 2020 Plan, which became effective in September 2020 in connection with our initial public offering and serves as the successor to our 2015 Stock Incentive Plan (the “2015 Plan”). The Restated 2020 Plan was adopted by our Board of Directors on April 13, 2022 and will only become effective on the date it is approved by our stockholders.

As of March 31, 2022, there were 256,875 shares of common stock available for future grant under our 2020 Plan.  If stockholders approve the Restated 2020 Plan, the share reserve will increase by 2,340,000 shares of our common stock, and the cumulative aggregate share authorization under the Restated 2020 Plan will increase to 6,529,849 shares, plus (i) any future shares added pursuant to an automatic increase provision (the “Evergreen Provision”) until its expiration in January 2030 and (ii) any shares that have been, or are eligible to be, added to the plan pursuant to the provisions described below.  Pursuant to the Evergreen Provision, the number of shares of common stock reserved for issuance under our 2020 Plan has increased, and will increase, automatically on January 1 of each of 2021 through 2030 by the number of shares equal to the lesser of 5% of the aggregate number of outstanding shares of our common stock as of the immediately preceding December 31, or a lesser number of shares as may be determined by our Board of Directors.  The Evergreen Provision will not be modified or extended under the Restated 2020 Plan.

In addition, the following shares will again be available for issuance pursuant to awards granted under the Restated 2020 Plan:

•	shares subject to options or SARs granted under the Restated 2020 Plan that cease to be subject to the option or SAR for any reason other than exercise of the option or SAR;
•	shares subject to awards granted under the Restated 2020 Plan that are subsequently forfeited or repurchased by us at the original issue price;
•	shares subject to awards granted under the Restated 2020 Plan that otherwise terminate without such shares being issued;
•	shares subject to awards granted under the Restated 2020 Plan that are surrendered, cancelled or exchanged for cash or a different award (or combination thereof);
•	shares issuable upon the exercise of options granted under our 2015 Plan that cease to be subject to such options, by forfeiture after the effective date of the Restated 2020 Plan;

•	shares subject to awards granted under our 2015 Plan that are forfeited or repurchased by us at the original price after the termination of the 2015 Plan; and
•	shares subject to awards under our 2015 Plan or the Restated 2020 Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award.

Administration. The Restated 2020 Plan will be administered by our Compensation Committee, all of the members of which are outside directors as defined under applicable federal tax laws, or by our Board of Directors acting in place of our Compensation Committee. Subject to the terms and conditions of the Restated 2020 Plan, the Compensation Committee has the authority, among other things, to select the persons to whom awards may be granted, construe and interpret the Restated 2020 Plan as well as to determine the terms of such awards and prescribe, amend, and rescind the rules and regulations relating to the plan or any award granted thereunder. The Restated 2020 Plan provides that the Board or Compensation Committee may delegate its authority, including the authority to grant awards, to one or more executive officers to the extent permitted by applicable law, provided that awards granted to non-employee directors may only be determined by our Board of Directors.

Eligibility. The Restated 2020 Plan provides for the grant of awards to our employees, directors, consultants, independent contractors and advisors. No non-employee director may receive awards under our Restated 2020 Plan that, when combined with cash compensation received for service as a non-employee director, exceeds $750,000 in a calendar year or $1,000,000 in the calendar year of his or her initial services as a non-employee director with us.

As of March 31, 2022, we had three executive officers, five non-employee directors and approximately 24 other employees who were eligible to participate in the 2020 Plan.

Equity Awards.  The Restated 2020 Plan authorizes the award of stock options, RSAs, SARs, RSUs, performance awards and stock bonus awards, as described below.

Options. The Restated 2020 Plan provides for the grant of both incentive stock options intended to qualify under Section 422 of the Code, and non-statutory stock options to purchase shares of our common stock. Incentive stock options may only be granted to employees, including officers and directors who are also employees. The exercise price of stock options granted under the Restated 2020 Plan must be at least equal to the fair market value of our common stock on the date of grant. Incentive stock options granted to an individual who holds, directly or by attribution, more than ten percent of the total combined voting power of all classes of our capital stock must have an exercise price of at least 110% the fair market value of our common stock on the date of grant. Subject to stock splits, dividends, recapitalizations or similar events, no more than 20,000,000 shares may be issued pursuant to the exercise of incentive stock options granted under the Restated 2020 Plan.

Options may vest based on service or achievement of performance conditions. Our Compensation Committee may provide for options to be exercised only as they vest or to be immediately exercisable, with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The maximum term of options granted under the Restated 2020 Plan is ten years from the date of grant, except that the maximum permitted term of incentive stock options granted to an individual who holds, directly or by attribution, more than ten percent of the total combined voting power of all classes of our capital stock is five years from the date of grant.

Restricted Stock Awards. An RSA is an offer by us to sell shares of our common stock subject to restrictions, which may lapse based on the satisfaction of service or achievement of performance conditions. The price, if any, of an RSA will be determined by the Compensation Committee. Holders of RSAs will have the right to vote and any dividends or stock distributions paid pursuant to unvested RSAs will be accrued and paid when the restrictions on such shares lapse. Unless otherwise determined by the Compensation Committee at the time of award, vesting will cease on the date the participant no longer provides services to us and unvested shares will be forfeited to or repurchased by us.

Stock Appreciation Rights. A SAR provides for a payment, in cash or shares of our common stock (up to a specified maximum of shares, if determined by our Compensation Committee), to the holder based upon the difference between the fair market value of our common stock on the date of exercise and a predetermined exercise price, multiplied by the number of shares. The exercise price of a SAR must be at least the fair market value of a share of our common stock on the date of grant. SARs may vest based on service or achievement of performance conditions, and may not have a term that is longer than ten years from the date of grant.

Restricted Stock Units. RSUs represent the right to receive shares of our common stock at a specified date in the future, and may be subject to vesting based on service or achievement of performance conditions. Payment of earned RSUs will be made as soon as practicable following vesting as provided in the applicable award agreement, and may be settled in cash, shares of our common stock or a combination of both. No RSU may have a term that is longer than ten years from the date of grant.

Performance Awards. Performance awards granted to pursuant to the Restated 2020 Plan may be in the form of a cash bonus, or an award of performance shares or performance units denominated in shares of our common stock, that may be settled in cash, property or by issuance of those shares subject to the satisfaction of achievement of specified performance conditions.

Stock Bonus Awards. A stock bonus award provides for payment in the form of cash, shares of our common stock or a combination thereof, based on the fair market value of shares subject such award as determined by our Compensation Committee. The awards may be granted as consideration for services already rendered, or at the discretion of the Compensation Committee, may be subject to vesting restrictions based on continued service or performance conditions.

Dividend Equivalents Rights. Dividend equivalent rights may be granted at the discretion of our Compensation Committee, and represent the right to receive the value of dividends, if any, paid by us in respect of the number of shares of our common stock underlying an award. Dividend equivalent rights will be subject to the same vesting or performance conditions as the underlying award and will be paid only at such time as the underlying award has become fully vested. Dividend equivalent rights may be settled in cash, shares or other property, or a combination of thereof as determined by the Compensation Committee.

Change of Control. The Restated 2020 Plan provides that, in the event of a corporate transaction, as defined in the Restated 2020 Plan, outstanding awards under the Restated 2020 Plan shall be subject to the agreement evidencing the corporate transaction, and any or all outstanding awards may be (a) continued by us, if we are the successor entity; or (b) assumed or substituted by the successor corporation, or a parent or subsidiary of the successor corporation, for substantially equivalent awards (including, but not limited to, a payment in cash or the right to acquire the same consideration paid to the stockholders of the company pursuant to the corporate transaction), in each case after taking into account appropriate adjustments for the number and kind of shares and exercise prices.

The successor corporation may also issue, as replacement of outstanding shares of the company held by a participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participant. In the event such successor corporation refuses to assume, substitute or replace any award, then each such award shall become fully vested and, as applicable, exercisable and any rights of repurchase or forfeiture restrictions thereon shall lapse, immediately prior to the consummation of the corporation transaction.

Performance awards not assumed pursuant to the foregoing shall be deemed earned and vested at 100% of target level, unless otherwise indicated pursuant to the terms and conditions of the applicable award agreement. If an award vests in lieu of assumption or substitution in connection with a corporate transaction as provided above, the Board of Directors or Compensation Committee will notify the holder of such award in writing or electronically that such award will be exercisable for a period of time determined by the Board of Directors or Compensation Committee in its sole discretion, and such award will terminate upon the expiration of such period without consideration. Any determinations by the Board of Directors or Compensation Committee need not treat all outstanding awards in an identical manner, and shall be final and binding on each applicable participant.

Adjustment. In the event of a change in the number of outstanding shares of our common stock without consideration by reason of a stock dividend, extraordinary dividend or distribution, recapitalization, stock split, reverse stock split, subdivision, combination, consolidation reclassification, spin-off or similar change in our capital structure, appropriate proportional adjustments will be made to the number of shares reserved for issuance under the Restated 2020 Plan; the exercise prices, number and class of shares subject to outstanding options or SARs; the number and class of shares subject to other outstanding awards; and any applicable maximum award limits with respect to incentive stock options.

Clawback; Transferability. All awards will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our Board of Directors (or a committee thereof) or required by law during the term of service of the award holder, to the extent set forth in such policy or applicable agreement. Except in limited circumstances, awards granted under the Restated 2020 Plan may generally not be transferred in any manner prior to vesting other than by will or by the laws of descent and distribution.

Term; Amendment and Termination. The Restated 2020 Plan will terminate on August 31, 2030 (ten years from the date our Board of Directors initially adopted the 2020 Plan) unless it is terminated earlier by our Board of Directors. Our Board of Directors may amend or terminate the Restated 2020 Plan at any time. Our Board of Directors must obtain the approval of our stockholders if our Board of Directors amends the Restated 2020 Plan in any manner that requires stockholder approval. No termination or amendment of the Restated 2020 Plan may adversely affect any then-outstanding award without the consent of the affected participant, except as is necessary to comply with applicable laws.

U.S. Federal Income Tax Consequences

The following is a general summary under current law of certain U.S. federal income tax consequences to participants who are citizens or individual residents of the United States relating to the types of equity awards that may be granted under the Restated 2020 Plan. This summary addresses general tax principles and is provided only for general information. Certain kinds of taxes, such as foreign taxes, state and local income taxes, payroll taxes and the alternative minimum tax, are not discussed.

Nonqualified Stock Options, Stock Appreciation Rights. A recipient of a nonqualified or stock appreciation right will not recognize taxable income upon the grant of those awards. However, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Any gain or loss recognized on a subsequent disposition of the shares of common stock generally will be short‐term or long‐term capital gain or loss, depending on the length of time the recipient holds the shares.

Incentive Stock Options. Neither the grant nor the exercise of an incentive stock option will generally result in any taxable income to the recipient, except that the alternative minimum tax may apply at the time of exercise. The recipient will recognize a capital gain or loss on a later sale or other disposition of such shares provided that he or she does not dispose of such shares within two years from the date the option was granted or within one year after the shares were acquired by the recipient. If the shares are not held for the holding period described above, the recipient will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price or (ii) the difference between the sales price and the exercise price. Any gain or loss recognized on a subsequent disposition of the shares of common stock generally will be short‐term or long‐term capital gain or loss, depending on the length of time the recipient holds the shares.

Restricted Stock Units. A holder of RSUs does not recognize taxable income when the RSUs are granted. The recipient of the award generally will recognize ordinary income in each year in which the units vest in an amount equal to the fair market value of the shares of common stock received. Any gain or loss recognized on a subsequent disposition of the shares of common stock generally will be short‐term or long‐term capital gain or loss, depending on the length of time the recipient holds the shares.

Other Awards. The grant of RSAs, stock bonus awards and performance awards will generally not be a taxable event. Generally, the recipient will recognize ordinary income equal to the excess of the fair market value over the price paid, if any, in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture (unless, with respect to an award of restricted stock, the recipient elects to accelerate tax recognition as of the date of grant).

In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Code Section 162(m), as applicable, and the relevant income tax regulations. Code Section 162(m) places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. We may from time to time pay compensation to our executives that may not be deductible if our Compensation Committee believes that doing so is in the best interests of our stockholders.

ERISA Information. The Restated 2020 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Impact of Section 162(m)

Section 162(m) of the Tax Code generally disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to certain executive officers. While our Compensation Committee may consider the deductibility of awards as one factor in determining executive compensation, our Compensation Committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.

Changes to Section 162(m) in connection with the passage of the Tax Cuts and Jobs Act repealed exceptions to the deductibility limit that were previously available for “qualified performance-based compensation” (including stock option grants and performance-based cash bonuses and equity awards) effective for taxable years after December 31, 2017. As a result, any compensation paid to certain of our executive officers in excess of $1 million will be non-deductible unless it qualifies for transition relief afforded by the Tax Cuts and Jobs Act to compensation payable pursuant to certain binding arrangements in effect on November 2, 2017. We believe that compensation expense incurred in respect of our stock options granted prior to November 2, 2017 will continue to be deductible pursuant to this transition rule. However, because of uncertainties in the interpretation and implementation of the changes to Section 162(m) in the Tax Cuts and Jobs Act, including the scope of the transition relief, we can offer no assurance of such deductibility.

New Plan Benefits

If stockholders approve the Restated 2020 Plan, then our Board of Directors currently intends to thereafter grant to our named executive officers and certain other members of senior management performance-vesting restricted stock unit awards (the “2022 PSUs”) representing the right to receive shares of our common stock under the Restated 2020 Plan based on the achievement, within a multi-year period, of certain performance metrics that may include operational milestones and minimum share price thresholds.  It is possible that the 2022 PSU allocations for our named executive officers and other members of senior management (assuming maximum achievement of all performance metrics) could comprise some or all of 2,340,000 shares, in the aggregate, subject to this Proposal 3.  As of March 31, 2022, approximately 71% of currently outstanding stock options (both vested and unvested) held by our NEOs have an exercise price that is higher that our March 31, 2022 closing price and, therefore, are “underwater.” Accordingly, such outstanding options provide only limited retention value during a time when the leadership of our executive team is critical to our Company’s success and growth.  Due to the insufficient number of shares remaining in the 2020 Plan, the NEOs received annual refresh equity awards during 2022 that were, as a group, 73% below the target value recommend by the Compensation Committee’s independent compensation consultant.

In addition, each new non-employee director who joins our Board of Directors may receive an initial option grant to acquire a certain number of shares of our common stock, pursuant to vesting schedules and terms to be designated by our Board of Directors. On the date of each annual meeting of stockholders, each non-employee director who continues to serve on our Board of Directors immediately following such meeting may receive an option grant to acquire a certain number of shares of our common stock, pursuant to vesting schedules and terms to be designated by our Board of Directors.

Awards to directors, executive officers, employees, and consultants are made at the discretion of our Board of Directors and Compensation Committee. As a result, the benefits and amounts that will be received or allocated under the Restated 2020 Plan are not determinable at this time.   Neither our Board of Directors nor Compensation Committee have approved any awards that are conditioned upon stockholder approval of the proposed amendments to the 2020 Plan.

History of Grants under the 2020 Plan

The following table summarizes the grants made to our named executive officers, all current executive officers as a group, all current non-employee directors as a group, and all current employees, including all current officers who are not executive officers, as a group, from the inception of the 2020 Plan (excluding shares underlying awards that expired unexercised or were cancelled) through March 31, 2022:

Name and Position	Number of Options or RSUs Granted
Frederic Guerard, Pharm.D., President and Chief Executive Officer	2,607,923
Robert S. Breuil, Chief Financial Officer	790,111
Parisa Zamiri, M.D., Ph.D., Chief Medical Officer	774,736
All current executive officers as a group (three persons)	4,172,770
All current non-employee directors as a group (5 persons)	217,500
All current employees, including all current officers who are not executive officers, as a group	1,894,421

As of March 31, 2022, a substantial number of options and RSUs included in the table above are unvested.  Following are the unvested percentages of the options and RSUs granted to each of our NEOs under the 2020 Plan as of March 31, 2022: Dr. Guerard 73%; Mr. Breuil 86% and Dr. Zamiri 87%.

Additional information about outstanding grants under our 2020 Plan can be found in the Section entitled “Equity Compensation Plan Information” below. The prices, expiration dates and other material conditions of the 2020 Plan can be found in the Section entitled “Summary of the Restated 2020 Plan” above.

Certain Interests of Directors

In considering the recommendation of our Board of Directors with respect to the approval of the Restated 2020 Plan, stockholders should be aware that the members of our Board of Directors have certain interests that may present them with conflicts of interest in connection with such proposal. As discussed above, directors are eligible to receive awards under the Restated 2020 Plan. Our Board of Directors recognizes that approval of this proposal may benefit our directors and their successors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AMENDMENT & RestaTement of THE 2020 EQUITY INCENTIVE PLAN

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of the Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that we specifically incorporate it by reference.

The Audit Committee has reviewed and discussed with our management and Ernst & Young LLP our audited financial statements as of and for the year ended December 31, 2021. The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) and the U.S. Securities and Exchange Commission.

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements as of and for the year ended December 31, 2021 be included in our Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the U.S. Securities and Exchange Commission.

Submitted by the Audit Committee

Julie Eastland, Chair

Eric Bjerkholt

Christy Shaffer

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2022, by:

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors or director nominees;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Percentage ownership of our common stock is based on 21,357,773 shares of our common stock outstanding on March 31, 2022. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed all shares of common stock subject to options or other convertible securities held by that person or entity that are currently exercisable or that will become exercisable within 60 days of March 31, 2022 to be outstanding and to be beneficially owned by the person or entity holding the option for the purpose of computing the percentage ownership of that person or entity but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Graybug Vision, Inc., 203 Redwood Shores Parkway, Suite 620, Redwood City, CA 94065.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Named Executive Officers:
Frederic Guerard, Pharm.D.(1)	1,254,456	5.55%
Robert Breuil(2)	200,616	*
Parisa Zamiri(3)	328,381	1.51%
Christina Ackermann(4)	13,889	*
Eric Bjerkholt(5)	13,889	*
Julie Eastland(6)	13,889	*
Christy Shaffer, Ph.D.	—	—
Dirk Sauer, Ph.D.(7)	14,722	*
All named executive officers and directors as a group (8 persons)(8)	1,839,842	7.94%
5% Stockholders:
Entities affiliated with Deerfield(9)	5,281,713	24.73%
Entities affiliated with OrbiMed Advisors, LLC(10)	4,163,347	19.49%
AffaMed Project Limited(11)	1,341,415	6.28%

*	Represents beneficial ownership of less than one percent.
(1)

Consists of 1,141,956 shares of our common stock subject to options that are exercisable within 60 days of March 31, 2022 and (ii) 112,500 shares of our common stock subject to restricted stock units scheduled to vest within 60 days of March 31, 2022.

(2)

Consists of (i) 20,529 shares of our common stock, (ii) 140,337 shares of our common stock subject to options that are exercisable within 60 days of March 31, 2022, and (iii) 39,750 shares of our common stock subject to restricted stock units scheduled to vest within 60 days of March 31, 2022.

(3)

Consists of (i) 290,881 shares of our common stock subject to options that are exercisable within 60 days of March 31, 2022 and (ii) 37,500 shares of our common stock subject to restricted stock units scheduled to vest within 60 days of March 31, 2022.

(4)	Consists of 13,889 shares of our common stock subject to options that are exercisable within 60 days of March 31, 2022.
(5)	Consists of 13,889 shares of our common stock subject to options that are exercisable within 60 days of March 31, 2022.
(6)	Consists of 13,889 shares of our common stock subject to options that are exercisable within 60 days of March 31, 2022.
(7)	Consists of 14,722 shares of our common stock subject to options that are exercisable within 60 days of March 31, 2022.
(8)

Consists of (i) 20,529 shares of our common stock, (ii) 1,629,563 shares of our common stock subject to options that are exercisable within 60 days of March 31, 2022 held by all our current named executive officers and directors, as a group, and (iii) 189,750 shares of our common stock subject to restricted stock units scheduled to vest within 60 days of March 31, 2022.

(9)

Based solely on information contained in a Schedule 13D/A filed with the SEC on November 20, 2020 by Deerfield Management Company, L.P. and related entities. Consists of (i) 1,713,873 shares of our common stock held by Deerfield Private Design Fund III, (ii)

1,853,967 shares of our common stock held by Deerfield Partners and (iii) 1,713,873 shares of our common stock held by Deerfield Healthcare Innovations Fund. Deerfield Mgmt III, L.P. is the general partner of Deerfield Private Design Fund III, L.P., Deerfield Mgmt. HIF, L.P. is the general partner of Deerfield Healthcare Innovations Fund, L.P. and Deerfield Mgmt, L.P. is the general partner of Deerfield Partners, L.P. Deerfield Management Company, L.P. is the investment manager of each of Deerfield Private Design Fund III, L.P., Deerfield Healthcare Innovations Fund, L.P. and Deerfield Partners, L.P. Mr. James E. Flynn is the sole member of the general partner of each of Deerfield Mgmt III, L.P., Deerfield Mgmt HIF, L.P., Deerfield Mgmt, L.P. and Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the securities held by Deerfield Private Design Fund III, L.P., Deerfield Mgmt HIF, L.P., Deerfield Management Company, L.P. The address of each of Deerfield Private Design Fund III, L.P., Deerfield Healthcare Innovations Fund, L.P. and Deerfield Partners, L.P. is c/o Deerfield Management Company, L.P., 780 Third Avenue, 37th Floor, New York, NY 10017.

(10)

Based solely on information contained in a Schedule 13D/A filed with the SEC on March 26, 2021 by OrbiMed Advisors LLC and related entities. Consists of 4,163,347 shares of our common stock held by OrbiMed Private Investments VI, L.P. (OPI VI). OrbiMed Capital GP VI LLC (OrbiMed GP) is the general partner of OPI VI, pursuant to the terms of the limited partnership agreement of OPI VI, and OrbiMed Advisors LLC (OrbiMed Advisors) is the managing member of OrbiMed GP, pursuant to the terms of the limited liability company agreement of OrbiMed GP. As a result, OrbiMed Advisors and OrbiMed GP share power to direct the vote and disposition of the shares held by OPI VI and may be deemed directly or indirectly, including by reason of their mutual affiliation, to be the beneficial owners of the shares held by OPI VI. OrbiMed Advisors exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the shares held by OPI VI. Also consists of 73,500 shares of our common stock held by BIOG, a publicly-listed investment trust organized under the laws of England. OrbiMed Capital LLC (OrbiMed Capital) is the investment advisor of BIOG. As a result, OrbiMed Capital has the power to direct the vote and disposition of the shares held by BIOG and may be deemed directly or indirectly, including by reason of mutual affiliation, to be the beneficial owner of the shares held by BIOG. OrbiMed Capital exercises this investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of the shares held by BIOG. The address of OrbiMed Advisors is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(11)

Based solely on information contained in a Schedule 13D/A filed with the SEC on February 11, 2022 by Affamed Project Limited and related entities. The shares reported herein are held directly by AffaMed Project Limited. AffaMed Project Limited is wholly owned by AffaMed Therapeutics Limited. AffaMed Therapeutics Limited is controlled by C-Bridge IV Investment Three Group Limited, C-Bridge IV Investment Six Limited, C-Bridge IV Investment Twenty Limited and AffaMed Management Limited. C-Bridge IV Investment Three Group Limited, C-Bridge IV Investment Six Limited, C-Bridge IV Investment Twenty Limited are each wholly owned by C-Bridge Healthcare Fund IV, L.P. C-Bridge Healthcare Fund GP IV, L.P. is the general partner of C-Bridge Healthcare Fund IV, L.P. C-Bridge Capital GP IV, Ltd. is the general partner of C-Bridge Healthcare Fund GP IV, L.P. C-Bridge Healthcare Fund GP IV, L.P. is controlled by TF Capital IV, Ltd. and Nova Aqua Limited. TF Capital IV, Ltd. is wholly owned by Nova Aqua Limited. AffaMed Management Limited is wholly owned by C-Bridge Joint Value Creation Limited. C-Bridge Joint Value Creation Limited is wholly owned by Nova Aqua Limited. Nova Aqua Limited is controlled by Mr. Wei Fu.

EXECUTIVE OFFICERS

The names of our executive officers, their ages as of the date of this Proxy Statement and their positions are shown below.

Name	Age	Position(s)
Frederic Guerard, Pharm.D.	49	President, Chief Executive Officer and Director
Robert S. Breuil	60	Chief Financial Officer
Parisa Zamiri, M.D., Ph.D.	57	Chief Medical Officer

Frederic Guerard has served as our President and Chief Executive Officer and a member of our Board of Directors since February 2019.  Dr. Guerard’s biographical information is set forth above under the heading “Proposal No. 1 Election of Class II Directors.”

Robert S. Breuil has served as our Chief Financial Officer since September 2020. From September 2012 to August 2019, Mr. Breuil served as Chief Financial Officer of Corium, Inc., a commercial-stage biopharmaceutical company. Prior to that, he served as the Chief Financial Officer of Codexis, Inc., a developer of biocatalysts for the pharmaceutical and fine chemical production industries, from 2006 to September 2009. From 2002 to 2005, Mr. Breuil was the Chief Financial Officer of Aerogen, Inc., a specialty pharmaceutical company focusing on the field of aerosolized drug delivery, which was acquired by Nektar Therapeutics in October 2005. Prior to Aerogen, Mr. Breuil worked at ALZA Corporation, where he held numerous positions including Director of Corporate Planning and Analysis and Controller. In 2001, ALZA was acquired by Johnson & Johnson and Mr. Breuil stayed on as Controller until joining Aerogen in 2002. Before his industry experience, he served for eight years as a naval officer and aviator. Mr. Breuil holds a B.S. from the United States Naval Academy and an M.B.A. from the Stanford Graduate School of Business.

Parisa Zamiri, M.D., Ph.D., has served as our Chief Medical Officer since June 2020. From April 2012 to June 2020, Dr. Zamiri held key leadership roles at Novartis, a multinational pharmaceutical company, including Vice President, Global Head of Clinical Development and Therapeutic Area Head for Ophthalmology. From February 2007 to November 2011, Dr. Zamiri served as a Director of Pre-clinical Sciences at Arsenal Medical Inc., an early stage combination medical device company, where she led teams across cardiovascular, ophthalmology and pain programs using innovative drug/device combination technologies. Dr. Zamiri received her medical degree from the King’s College Hospital, University of London, and did her ophthalmology residency at the North Thames Rotation, London, England. She earned her Ph.D. in ocular immunology for her research on the immune privilege of the subretinal space conducted at the Schepen’s Eye Research Institute of Massachusetts Eye and Ear, a Harvard Medical School affiliated institute. The Ph.D. institution is University College London, London, England.

EXECUTIVE COMPENSATION

The following tables and accompanying narrative disclosure set forth information about the compensation provided to certain of our executive officers during the years ended December 31, 2021 and 2020. These executive officers, who include our principal executive officer and the two most highly-compensated executive officers (other than our principal executive officer) who were serving as executive officers at the end of the fiscal year ended December 31, 2021, were:

•	Frederic Guerard, President, Chief Executive Officer, and Secretary;
•	Robert S. Breuil, Chief Financial Officer and Treasurer; and
•	Parisa Zamiri, M.D., Ph.D., Chief Medical Officer.

We refer to these individuals as our “named executive officers.”

Summary Compensation Table

The following table presents summary information regarding the total compensation for services rendered in all capacities that was earned by our named executive officers during the years ended December 31, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	Stock Awards(1) ($)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Frederic Guerard Chief Executive Officer	2021	570,000	—	1,795,935	1,678,500	360,525	500(2)	4,405,460
	2020	511,813	—	3,348,216	—	327,994	33,817(3)	4,221,840
Robert Breuil Chief Financial Officer(4)	2021	405,173	—	631,298	593,070	171,793	500(2)	1,801,834
	2020	128,788		2,451,861	1,320,000	54,312	400(2)	3,955,361
Parisa Zamiri Chief Medical Officer(5)	2021	429,804		595,924	559,500	231,804	500(2)	1,817,535
	2020	245,000	35,000(6)	1,142,325		187,940	574(2)	1,610,840

(1)

The amounts reported in this column represent the aggregate grant-date fair value of the awards granted under our 2020 Equity Incentive Plan (for awards granted on or following our initial public officering on September 24, 2020) or our 2015 Stock Incentive Plan (for awards granted prior to such initial public officering) to our named executive officers as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the awards reported in this table are set forth in Note 7 to our financial statements included in our Annual Report on Form 10-K. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards, and do not necessarily correspond to the actual economic value that may be received by the named executive officers from the awards.

(2)	The amounts reported is a cellphone allowance.
(3)	The amount reported includes (i) $32,715 travel reimbursement and income tax gross-up on such travel reimbursement and (ii) $1,102 cellphone allowance.
(4)	Mr. Breuil was hired as our Chief Financial Officer in September 2020.
(5)	Dr. Zamiri was hired as our Chief Medical Officer in May 2020.
(6)	The amount reported is a signing bonus.

Equity Incentive Plan Compensation

From time to time, we grant equity awards in the form of stock options and restricted stock units to our named executive officers, which are generally subject to vesting based on each named executive officer’s continued service with us. Each of our named executive officers currently holds outstanding options to purchase shares of our common stock and/or restricted stock unit awards that were granted under our equity incentive plans, as set forth in the table below titled “2021 Outstanding Equity Awards at Fiscal Year-End Table.”

2021 Outstanding Equity Awards at Fiscal Year-End Table

The following table presents, for each of our named executive officers, information regarding outstanding stock options and restricted stock unit awards held as of December 31, 2021.

			Option Awards				Stock Awards
Name	Grant Date(1)	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares that Have Not Vested	Market Value of Shares that Have Not Vested ($)(2)
Frederic Guerard	2/1/2019(3)	2/1/2019	385,428	158,707	2.26	1/31/2029
	11/7/2019(4)	11/1/2019	188,535	173,453	3.88	11/6/2029
	12/8/2020(5)	12/8/2020	50,000	150,000	23.66	12/7/2030
	5/19/2021(6)	5/19/2021		660,000	3.73	5/18/2031
	5/19/2021(7)	5/19/2021					450,000	823,500
Robert Breuil	9/11/2020(8)	9/4/2020	53,784	118,327	16	9/10/2030
	9/25/2020(9)	9/4/2020					55,000	100,650
	12/8/2020(10)	12/8/2020	7,500	22,500	23.66	12/7/2030
	5/19/2021(11)	5/19/2021	—	232,000	3.73	5/18/2031
	5/19/2021(12)	5/19/2021					159,000	290,970
Parisa Zamiri	7/7/2020(13)	6/1/2020	83,906	139,830	3.52	7/6/2030
	12/8/2020(14)	12/8/2020	8,750	26,250	23.66	12/7/2030
	5/19/2021(15)	5/19/2021	—	219,000	3.73	5/18/2031
	5/19/2021(16)	5/19/2021					150,000	274,500

(1)

All of the outstanding equity awards were granted under our 2020 Equity Incentive Plan for awards granted on or following our initial public officering on September 24, 2020, and under our 2015 Stock Incentive Plan for awards granted prior to such initial public officering.

(2)	Values in this column are calculated using a price per share of $1.83, the closing price of our common stock on December 31, 2021 as reported on the Nasdaq Global Market.
(3)

This stock option vests at a rate of 1/4th of the shares of our common stock underlying the stock option on February 1, 2020 and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. This stock option contains an early-exercise provision and is exercisable as to the unvested shares, subject to our right of repurchase. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”

(4)

This stock option vests at a rate of 1/4th of the shares of our common stock underlying the stock option on November 1, 2020, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. This stock option contains an early-exercise provision and is exercisable as to the unvested shares, subject to our right of repurchase. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”

(5)

This stock option vests at a rate of 1/48th of the shares of our common stock underlying the stock option on January 8, 2021, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”

(6)

This stock option vests at a rate of 1/4th of the shares of our common stock underlying the stock option on May 19, 2022, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. This stock option contains an early-exercise provision and is exercisable as to the unvested shares, subject to our right of repurchase. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”

(7)

This restricted stock unit award vests at a rate of 1/4th of the shares of our common stock underlying the award on May 19, 2022, and 1/12th of the remaining shares of our common stock underlying the award quarterly thereafter. The award is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”

(8)

This stock option vests at a rate of 1/4th of the shares of our common stock underlying the stock option on September 4, 2021, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”

(9)

This restricted stock unit award vests at a rate of 1/4th of the shares of our common stock underlying the award on September 4, 2021, and 1/12th of the remaining shares of our common stock underlying the award quarterly thereafter. The award is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”

(10)

This stock option vests at a rate of 1/48th of the shares of our common stock underlying the stock option on January 8, 2021, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”

(11)

This stock option vests at a rate of 1/4th of the shares of our common stock underlying the stock option on May 19, 2022, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. This stock option contains an early-exercise provision and is exercisable as to the unvested shares, subject to our right of repurchase. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”

(12)

This restricted stock unit award vests at a rate of 1/4th of the shares of our common stock underlying the award on May 19, 2022, and 1/12th of the remaining shares of our common stock underlying the award quarterly thereafter. The award is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”

(13)

This stock option vests at a rate of 1/4th of the shares of our common stock underlying the stock option on June 1, 2021, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. This stock option contains an early-exercise provision and is exercisable as to the unvested shares, subject to our right of repurchase. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”

(14)

This stock option vests at a rate of 1/48th of the shares of our common stock underlying the stock option on January 8, 2021, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”

(15)

This stock option vests at a rate of 1/4th of the shares of our common stock underlying the stock option on May 19, 2022, and 1/48th of the shares of our common stock underlying the stock option monthly thereafter. This stock option contains an early-exercise provision and is exercisable as to the unvested shares, subject to our right of repurchase. The stock option is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”

(16)

This restricted stock unit award vests at a rate of 1/4th of the shares of our common stock underlying the award on May 19, 2022, and 1/12th of the remaining shares of our common stock underlying the award quarterly thereafter. The award is also subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination.”

Employment Agreements

Other than as described below, each of our current named executive officers is employed at-will and their compensation is reviewed periodically and subject to the discretion of our Board of Directors and Compensation Committee. Any potential payments and benefits due upon a termination of employment or in connection with a change in control of us are described below in “Potential Payments upon Termination.”

Potential Payments upon Termination

Outside of a Change in Control.

Pursuant to the terms of his offer letter, in the event that Dr. Guerard is terminated without “cause” (as such term is defined his offer letter) and not in connection with a change in control, he will be entitled to receive a cash amount, payable in a lump sum, equal to 12 months of his annual base salary and will be entitled to continued coverage under our group-healthcare plans for a period of 12 months following the termination date. In addition, Dr. Guerard would receive nine months of accelerated vesting with respect to his stock option grant, dated February 1, 2019, and his stock option grant, dated November 7, 2019. All such severance payments and benefits are subject to Dr. Guerard’s execution of a general release of claims against us.

Pursuant to the terms of his offer letter, in the event that Mr. Breuil is terminated without “cause” (other than due to death or “permanent disability” (as such terms are defined in his offer letter)), he will be entitled to annual base salary continuation until the earlier of (x) nine months following the termination date and (y) the date upon which he commences new employment or substantial self-employment. Mr. Breuil will also be entitled to the same portion of the monthly premium as we pay for active employees for coverage under our group-healthcare plans for a period ending on the earlier of (x) nine months following the termination date, (y) the expiration of his continued coverage under the Consolidated Omnibus Budget Reconciliation Act, or COBRA, and (z) the date he commences new employment or substantial self-employment and becomes covered under another group health plan. All such severance payments and benefits are subject to Mr. Breuil’s execution of a general release of claims against us. Additionally, Mr. Breuil would receive the opportunity to exercise the vested portion of his option grant, dated September 11, 2020, until the first anniversary of his termination.

Pursuant to the terms of her offer letter, in the event that Dr. Zamiri is terminated without “cause” (other than due to death or “permanent disability” (as such terms are defined in her offer letter)), she will be entitled to annual base salary continuation until the earlier of (x) six months following the termination date and (y) the date upon which she commences new employment or substantial self-employment. Dr. Zamiri will also be entitled to the same portion of the monthly premium as we pay for active employees for coverage under our group-healthcare plans for a period ending on the earlier of (x) six months following the termination date, (y) the expiration of her continued coverage under COBRA, and (z) the date she commences new employment or substantial self-employment and becomes covered under another group health plan. All such severance payments and benefits are subject to Dr. Zamiri’s execution of a general release of claims against us. Additionally, Dr. Zamiri would receive the opportunity to exercise the vested portion of her option grant, dated July 7, 2020, until the first anniversary of her termination.

In Connection with a Change in Control.

Our named executive officers who are current officers of the company participate in our Change in Control Severance Policy (as amended, the “Change in Control Severance Policy”). Pursuant to the Change in Control Severance Policy, in the event that Dr. Guerard is terminated without “cause” (as defined in the Change in Control Severance Policy) or resigns for “good reason” (as defined in the Change in Control Severance Policy) on or within 12 months following a “change in control” of us (as defined in the Change in Control Severance Policy), he will be entitled to receive a cash amount, payable in a lump sum, equal to (i) 18 months’ annual base salary and (ii) 1.5 times his target bonus for the fiscal year in which the termination occurs. Dr. Guerard will also be entitled to continued coverage under our group-healthcare plans for a period ending on the earlier of (x) 18 months following the termination date and (y) the date that Dr. Guerard and his covered dependents become eligible for coverage under another employer’s plans. In addition, each then-outstanding equity award that is granted on or after September 24, 2020 that vests subject to Dr. Guerard’s continued service will automatically become vested and exercisable in full pursuant to the terms of the Change in Control Severance Policy. Grant agreements for equity awards subject to performance-based vesting criteria may provide for alternative treatment upon a termination described above. Absent any such treatment in such grant agreement, the acceleration of equity awards subject to performance-based vesting criteria shall be deemed to have been met based on the achievement of such award at the greater of target or, if determinable, actual performance. In addition, each then-outstanding equity award that was granted before September 24, 2020 pursuant to the 2015 Plan that vests subject to Dr. Guerard’s continued service will automatically become vested and exercisable in full in the event that Dr. Guerard is terminated without “cause” (as defined in the 2015 Plan) or resigns for “good reason” (as defined in the 2015 Plan) following a “change in control” of us (as defined in the 2015 Plan), pursuant to the terms of the 2015 Plan.

Pursuant to the Change in Control Severance Policy, in the event that Mr. Breuil or Dr. Zamiri is terminated without “cause” (as defined in the Change in Control Severance Policy) or resigns for “good reason” (as defined in the Change in Control Severance Policy) within 12 months following a “change in control” of us (as defined in the Change in Control Severance Policy), he or she will be entitled to receive a cash amount, payable in a lump sum, equal to (i) 15 months’ annual base salary and (ii) 1.25 times his or her target bonus for the fiscal year in which the termination occurs. He or she will also be entitled to continued coverage under our group-healthcare plans for a period ending on the earlier of (x) 15 months following the termination date and (y) the date that he or she and his or her covered dependents become eligible for coverage under another employer’s plans. In addition, each then-outstanding equity award that is granted on or after September 24, 2020 that vests subject to his or her continued service will automatically become vested and exercisable in full pursuant to the terms of the Change in Control Severance Policy. Grant agreements for equity awards subject to performance-based vesting criteria may provide for alternative treatment upon a termination described above. Absent any such treatment in such grant agreement, the acceleration of equity awards subject to performance-based vesting criteria shall be deemed to have been met based on the achievement of such award at the greater of target or, if determinable, actual performance. In addition, each then-outstanding equity award that was granted before September 24, 2020 pursuant to the 2015 Plan that vests subject to Mr. Breuil’s or Dr. Zamiri’s continued service will automatically become vested and exercisable in full in the event that Mr. Breuil or Dr. Zamiri is terminated without “cause” (as defined in the 2015 Plan) or resigns for “good reason” (as defined in the 2015 Plan) following a “change in control” of us (as defined in the 2015 Plan), pursuant to the terms of the 2015 Plan.

The vesting of any outstanding equity award that is not assumed by a successor company following a change in control of us will automatically accelerate in full without regard to our named executive officers’ termination of service.

All such severance payments and benefits are subject to each named executive officer’s execution of a general release of claims against us.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2021 with respect to compensation plans under which shares of our common stock may be issued.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted- average exercise price of outstanding options, warrants and rights (2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3)
Equity compensation plans approved by security holders	4,747,098	$6.58	655,617
Equity compensation plans not approved by security holders	-	-	-
Total	4,747,098	$6.58	655,617

(1)	The amount shown in column (a) includes 3,777,398 outstanding options and 969,700 restricted stock units.
(2)	The weighted average exercise price in column (b) includes options only as restricted stock units do not have exercise prices.
(3)

The amount shown in column (c) represents 445,617 shares available for issuance under the 2020 Plan, which plan permits the grant of incentive and non-qualified stock options, stock appreciation rights, restricted stock, stock awards and restricted stock units; and 210,000 shares available for issuance under the ESPP. The 2020 Plan and ESPP each contain an “evergreen” provision, pursuant to which on January 1st of each year we automatically add 5% and 1% of our shares of common stock outstanding on the preceding December 31st to the shares reserved for issuance, respectively, provided that the Compensation Committee of our Board may authorize a lesser number in each case. As we have not yet implemented our ESPP, no increase in the shares available for issuance under the ESPP have been authorized by the Compensation Committee. In addition, pursuant to a “pour over” provision in our 2020 Plan, options that are cancelled, expired or terminated under the 2015 Stock Incentive Plan are added to the number of shares reserved for issuance under the 2020 Plan.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Other than the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1—Election of Class II Directors,” respectively, since January 1, 2020, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest.

Amended and Restated Investors’ Rights Agreement

We have entered into an amended and restated investors’ rights agreement with certain stockholders, including entities with which certain of our directors are affiliated.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements, our restated certificate of incorporation and our restated bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our restated bylaws also require us to advance expenses incurred by our directors and officers.

Policies and Procedures for Related-Party Transactions

Our Board of Directors has adopted a written related-person transactions policy. Under this policy, our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related-person transaction with us without the review and approval of our audit committee, or our nominating and corporate governance committee in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, the related party’s relationship to the Company and interest in the transaction and the potential impact on a director’s independence if the related party is a director.

ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. Our bylaws provide that for stockholder nominations to our Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Graybug Vision, Inc., 203 Redwood Shores Parkway, Suite 620, Redwood City, CA 94065.

To be timely for our company’s annual meeting of stockholders to be held in 2023 (the “2023 Annual Meeting”), a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than the close of business on February 17, 2023 and not later than the close of business on March 19, 2023. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2023 Annual Meeting the information required by applicable law and our bylaws. However, if the date of the 2023 Annual Meeting is more than 30 days before or more than 60 days after the one-year anniversary of the date of our 2022 Annual Meeting, for the stockholder notice to be timely, it must be delivered to the Corporate Secretary at our principal executive offices not earlier than the close of business on the 105th day prior to the date of the 2023 Annual Meeting and not later than the close of business on the later of (1) the 90th day prior to such annual meeting or (2) the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by us.

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2023 Annual Meeting must be received by us not later than December 23, 2022 in order to be considered for inclusion in our proxy materials for that meeting. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2023 Annual Meeting the information required by applicable law and our bylaws.

Available Information

We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2021, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Graybug Vision, Inc.

203 Redwood Shores Parkway, Suite 620

Redwood City, CA 94065

The Annual Report on Form 10-K is also available at https://investors.graybug.vision.

“Householding” - Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report on Form 10-K and proxy materials, unless the affected stockholder has provided other instructions.

We expect that a number of brokers with account holders who are our stockholders will be “householding” our Annual Report on Form 10-K and proxy materials. A single set of Annual Report on Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker. Stockholders may revoke their consent at any time by contacting American Stock Transfer & Trust Company, LLC, through their website at www.astfinancial.com or by phone at (800) 937-5449.

Upon written or oral request, we will undertake to promptly deliver a separate copy of the proxy statement, proxy card, Annual Report on Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the proxy statement, proxy card and, if applicable, Annual Report on Form 10-K and other proxy materials, you may write our Investor Relations Department at Graybug Vision, Inc., 203 Redwood Shores Parkway, Suite 620, Redwood City, CA 94065, Attn: Investor Relations, submit a request on our website at https://investors.graybug.vision or IR@graybug.vision.

Any stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability or Annual Report on Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about “householding” or our Investor Relations Department at the address listed above.

OTHER MATTERS

Our Board of Directors does not presently intend to bring any other business before the meeting and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

APPENDIX A

GRAYBUG VISION, INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

As amended and restated June    , 2022

1.PURPOSE.  The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards.  Capitalized terms not defined elsewhere in the text are defined in Section 28.

2.SHARES SUBJECT TO THE PLAN.

2.1.Number of Shares Available.  Subject to Section 2.4, Section 2.6 and Section 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan is 6,529,849 Shares, plus (a) shares that are subject to stock options or other awards granted under the Company’s 2015 Stock Incentive Plan (the “Prior Plan”) that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Effective Date, (b) shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited, (c) shares issued under the Prior Plan that are repurchased by the Company at the original issue price and (d) shares that are subject to stock options or other awards under the Prior Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award.

2.2.Lapsed, Returned Awards.  Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares:  (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.  Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan.  For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3.Minimum Share Reserve.  At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4.Automatic Share Reserve Increase.  The number of Shares available for grant and issuance under the Plan will be increased on January 1 for each of the first ten (10) calendar years during the term of the Plan by the lesser of (a) Five percent (5%) of all classes of the Company’s common stock outstanding on each December 31 immediately prior to the date of increase or (b) such number of Shares determined by the Board.

2.5.ISO Limitation.  No more than 20,000,000 Shares shall be issued pursuant to the exercise of ISOs (as defined below) under the Plan.

2.6.Adjustment of Shares.  If the number of outstanding Shares is changed by a stock dividend, extraordinary dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off or similar change in the capital structure of the Company, without consideration, then (a) the number and class of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, including shares reserved under sub-clauses (a)-(d) of Section 2.1, (b) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, (c) the number and class of Shares subject to other outstanding Awards and (d) the maximum number and class of Shares that may be issued as ISOs set forth in Section 2.5 will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

If, by reason of an adjustment pursuant to this Section 2.6, a Participant’s Award Agreement or other agreement related to any Award or the Shares subject to such Award covers additional or different shares of stock or securities, then such additional or different shares, and the Award Agreement or such other agreement in respect thereof, will be subject to all of the terms, conditions and restrictions that were applicable to the Award or the Shares subject to such Award prior to such adjustment.

3.ELIGIBILITY.  ISOs may be granted only to Employees.  All other Awards may be granted to Employees, Consultants and Non-Employee Directors; provided such Consultants and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

4.ADMINISTRATION.

4.1.Committee Composition; Authority.  This Plan will be administered by the Committee or by the Board acting as the Committee.  Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board will establish the terms for the grant of an Award to Non-Employee Directors.  The Committee will have the authority to:

(a)construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)select persons to receive Awards;

(d)determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e)determine the number of Shares or other consideration subject to Awards;

(f)determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g)determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate;

(h)grant waivers of Plan or Award conditions;

(i)determine the vesting, exercisability and payment of Awards;

(j)correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k)determine whether an Award has been vested and/or earned;

(l)determine the terms and conditions of, and institute, any Exchange Program;

(m)reduce, waive or modify any criteria with respect to Performance Factors;

(n)adjust Performance Factors;

(o)adopt terms and conditions, rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States or to qualify Awards for special tax treatment under laws of jurisdictions other than the United States;

(p)exercise discretion with respect to Performance Awards;

(q)make all other determinations necessary or advisable for the administration of this Plan; and

(r)delegate any of the foregoing to a subcommittee or to one or more executive officers pursuant to a specific delegation as permitted by applicable law.

4.2.Committee Interpretation and Discretion.  Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any Award under the Plan.  Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or Company to the Committee for review.  The resolution of such a dispute by the Committee will be final and binding on the Company and the Participant.  The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution will be final and binding on the Company and the Participant.

4.3.Section 16 of the Exchange Act.  Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).

4.4.Documentation.  The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

4.5.Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Subsidiaries or Affiliates operate or have Employees or other individuals eligible for Awards, the Committee, in its sole discretion, will have the power and authority to:  (a) determine which Subsidiaries and Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (d) establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices, if necessary); provided, however, that no such subplans and/or modifications will increase the share limitations contained in Section 2.1 hereof; and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

5.OPTIONS.  An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable.  The Committee may grant Options to eligible Employees, Consultants and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.

5.1.Option Grant.  Each Option granted under this Plan will identify the Option as an ISO or an NSO.  An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement.  If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any.  Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2.Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date.  The Award Agreement will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3.Exercise Period.  Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted.  The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4.Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant.  Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.

5.5.Method of Exercise.  Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.  An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third-party administrator), and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6.Termination of Service.  If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates. Such Options must be exercised by the Participant on the earlier of the expiration date of the Options or three (3) months after the date Participant’s Service terminates unless the Committee determines a shorter or longer time period, provided that such time period is no later than the expiration date of the Options and that any exercise beyond three (3) months after the date Participant’s employment terminates is deemed to be the exercise of an NSO.

(a)Death.  If the Participant’s Service terminates because of the Participant’s death (or if the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates. Such Options must be exercised by the Participant’s legal representative, or authorized assignee, on the earlier of the expiration date of the Options or twelve (12) months after the date Participant’s Service terminates, unless the Committee determines a shorter or longer time period, provided that such time period is no later than the expiration date of the Options.

(b)Disability.  If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates. Such Options must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) on the earlier of the expiration date of the Options or twelve (12) months after the date Participant’s Service terminates, unless the Committee determines a shorter or longer time period, provided that such time period is no later than the expiration date of the Options, with (a) any exercise beyond  three (3) months after the date

Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) any exercise beyond twelve (12) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO.

(c)Cause.  If the Participant’s Service terminates for Cause, then Participant’s Options (whether or not vested) will expire on the date of termination of Participant’s Service if the Committee has reasonably determined in good faith that such cessation of Services has resulted in connection with an act or failure to act constituting Cause (or such Participant’s Services could have been terminated for Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the time such Participant terminated Services), or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options.  Unless otherwise provided in an employment agreement, Award Agreement, or other applicable agreement, Cause will have the meaning set forth in the Plan.

5.7.Limitations on Exercise.  The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8.Limitations on ISOs.  With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9.Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted.  Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.  Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.10.No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.RESTRICTED STOCK AWARDS.  A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant, or Director Shares that are subject to restrictions (“Restricted Stock”).  The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.1.Restricted Stock Purchase Agreement.  All purchases under a Restricted Stock Award will be evidenced by an Award Agreement.  Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant.  If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.2.Purchase Price.  The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted.  Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, the Award Agreement and any procedures established by the Company.

6.3.Terms of Restricted Stock Awards.  Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law.  These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement.  Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant.  Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.4.Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

7.STOCK BONUS AWARDS.  A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent, Subsidiary or Affiliate.  All Stock Bonus Awards shall be made pursuant to an Award Agreement.  No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

7.1.Terms of Stock Bonus Awards.  The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon.  These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement.  Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant.  Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.2.Form of Payment to Participant.  Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.3.Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

8.STOCK APPRECIATION RIGHTS.  A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement).  All SARs shall be made pursuant to an Award Agreement.

8.1.Terms of SARs.  The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s termination of Service on each SAR.  The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value.  A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement.  If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any.  Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

8.2.Exercise Period and Expiration Date.  A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR.  The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted.  The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).  Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.3.Form of Settlement.  Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.  The portion of a SAR being settled may be paid currently or on a deferred basis with such interest, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.

8.4.Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

9.RESTRICTED STOCK UNITS.  A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock).  All RSUs shall be made pursuant to an Award Agreement.

9.1.Terms of RSUs.  The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s termination of Service on each RSU; provided that no RSU shall have a term longer than ten (10) years.  An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement.  If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU.  Performance Periods may overlap and Participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.2.Form and Timing of Settlement.  Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both.  The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.

9.3.Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

10.PERFORMANCE AWARDS.  A Performance Award is an award to an eligible Employee, Consultant, or Director of the Company or any Parent, Subsidiary or Affiliate that is based upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee, and may be settled in cash, Shares (which may consist of, without limitation, Restricted Stock), other property, or any combination thereof.  Grants of Performance Awards shall be made pursuant to an Award Agreement.

10.1.Performance Awards shall include Performance Shares, Performance Units, and cash-based Awards as set forth in Sections 10.1(a), 10.1(b), and 10.1(c) below.

(a)Performance Shares.  The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.  The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

(b)Performance Units.  The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.

(c)Cash-Settled Performance Awards.  The Committee may grant cash-settled Performance Awards to Participants under the terms of this Plan. Such awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant performance period.

10.2.Terms of Performance Awards.  Performance Awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant Performance Period.  The Committee will determine, and each Award Agreement shall set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each award of Performance Shares shall be settled; (d) the consideration to be distributed on settlement, and (e) the effect of the Participant’s termination of Service on each Performance Award.  In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used; and (z) determine the number of Shares deemed subject to the award of Performance Shares.  Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.

10.3.Termination of Service.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

11.PAYMENT FOR SHARE PURCHASES.  Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a)by cancellation of indebtedness of the Company to the Participant;

(b)by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c)by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary;

(d)by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

(e)by any combination of the foregoing; or

(f)by any other method of payment as is permitted by applicable law.

12.GRANTS to Non-Employee directors.

12.1.Grant and Eligibility.  Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs.  Awards under the Plan may be granted to Non-Employee Directors automatically pursuant to a policy adopted by the Board, or made from time to time as determined in the discretion of the Board.  No Non-Employee Director may receive Awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director, exceeds $750,000.00 in value (as described below) in any calendar year, increased to $1,000,000.00 in value (as described below) in the calendar year of his or her initial services as a Non-Employee Director.  The value of Awards for purposes of complying with this maximum shall be determined as follows:  (a) for Options and SARs, grant date fair value will be calculated using the Black-Scholes valuation methodology on the date of grant of such Option or SAR, and (b) for all other Awards other than Options and SARs, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per Share on the date of grant and the aggregate number of Shares subject to the Award, or (ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of Shares subject to the Award as determined by the Committee.  Awards granted, or cash compensation paid, to an individual while he or she was serving in the capacity as an Employee or while he or she was a Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 12.1.

12.2.Vesting, Exercisability and Settlement.  Except as set forth in Section 21, Awards will vest, become exercisable and be settled as determined by the Board.  With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.3.Election to Receive Awards in Lieu of Cash.  A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, if permitted, and as determined, by the Committee.  Such Awards shall be issued under the Plan.  An election under this Section 12.3 shall be filed with the Company on the form prescribed by the Company.

13.WITHHOLDING TAXES.

13.1.Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or a tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary or Affiliate, as applicable,  employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international tax or any other tax or social insurance liability (the “Tax-Related Items”) required to be withheld from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award.  Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items.  Unless otherwise determined by the Committee, the Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.

13.2.Stock Withholding.  The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such Tax Related Items legally due from the Participant, in whole or in part by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the Tax-Related Items to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value equal to the Tax-Related Items to be withheld or (d) withholding from the proceeds of the sale of otherwise deliverable

Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company.  The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to (but not in excess of) the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws.

14.TRANSFERABILITY.  Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.  If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate.  All Awards will be exercisable: (a) during the Participant’s lifetime only by the Participant, or the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all awards except ISOs, by a Permitted Transferee.

15.PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1.Voting and Dividends.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights will be subject to the same vesting or performance conditions as the underlying Award.  In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement will be deemed to have been reinvested in additional Shares or otherwise reinvested.  After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to such stock dividends or stock distributions with respect to Unvested Shares, and any such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares.  The Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant will be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares underlying an Award during the period beginning on the date the Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which it is forfeited provided, that no Dividend Equivalent Right will be paid with respect to the Unvested Shares, and such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. Such Dividend Equivalent Rights, if any, will be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares.

15.2.Restrictions on Shares.  At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16.CERTIFICATES.  All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

17.ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated. The Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.  Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral.  In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve.  The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18.REPRICING; EXCHANGE AND BUYOUT OF AWARDS.  Without prior stockholder approval, the Committee may (a) reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (b) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19.SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control laws, rules and regulations of any governmental body, and with the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.  Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20.NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.

21.CORPORATE TRANSACTIONS.

21.1.Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be (a) continued by the Company, if the Company is the successor entity; or (b) assumed or substituted by the successor corporation, or a parent or subsidiary of the successor corporation, for substantially equivalent Awards (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), in each case after taking into account appropriate adjustments for the number and kind of shares and exercise prices. The successor corporation may also issue, as replacement of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.  In the event such successor corporation refuses to assume, substitute or replace any Award in accordance with this Section 21, then notwithstanding any other provision in this Plan to the contrary, each such Award shall become fully vested and, as applicable, exercisable and any rights of repurchase or forfeiture restrictions thereon shall lapse, immediately prior to the consummation of the Corporate Transaction.  Performance Awards not assumed or substituted pursuant to the foregoing shall be deemed earned and vested at 100% of target level, unless otherwise indicated pursuant to the terms and conditions of the applicable Award Agreement.

If an Award vests in lieu of assumption or substitution in connection with a Corporate Transaction as provided above, the Committee will notify the holder of such Award in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period without consideration.  Any determinations by the Committee need not treat all outstanding Awards in an identical manner, and shall be final and binding on each applicable Participant.

21.2.Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.  Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant.  In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code).  In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.  Substitute Awards will not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

21.3.Non-Employee Directors’ Awards.  Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22.ADOPTION AND STOCKHOLDER APPROVAL.  This Plan will be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board or amended so as to require stockholder approval.

23.TERM OF PLAN/GOVERNING LAW.  This Plan originally was adopted by the Board on August 31, 2020 (the “Board Adoption Date”) and became effective on the Effective Date.  The amendment and restatement of this Plan was approved by the Board on April 13, 2022 and will become effective on the date it is approved by the Company’s stockholders and, unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Board Adoption Date.  This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of laws rules).

24.AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, no amendment requiring stockholder approval that is approved by the Board shall be effective until the approval of the stockholders of the Company is obtained; provided further, that a Participant’s Award will be governed by the version of this Plan then in effect at the time such Award was granted.  No termination or amendment of the Plan or any outstanding Award may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law, regulation or rule.

25.NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26.INSIDER TRADING POLICY.  Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or Directors of the Company, as applicable, as well as with any insider trading or market abuse laws to which the Participant may be subject.

27.All Awards Subject to Company Clawback or Recoupment Policy.   All Awards, subject to applicable law, shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to Employees, Directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

28.DEFINITIONS.  As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

28.1.“Affiliate” means any person or entity that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, including any general partner, managing member, officer or director of the Company, in each case as of the date on which, or at any time during the period for which, the determination of affiliation is being made.  For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such person or entity, whether through the ownership of voting securities or by contract or otherwise.

28.2.“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or Performance Award.

28.3.“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, together with any country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form (that need not be the same for each Participant) that the Committee (or in the case of Award Agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

28.4. “Board” means the Board of Directors of the Company.

28.5.“Cause” means a determination by the Company (and in the case of Participant who is subject to Section 16 of the Exchange Act, the Committee) that the Participant has committed an act or acts constituting any of the following: (a) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (b) fraud on or misappropriation of any funds or property of the Company, any affiliate, customer or vendor; (c) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (d) willful misconduct in connection with Participant’s duties or material failure to perform Participant’s responsibilities in the best interests of the Company; (e) illegal use or distribution of drugs; (f) violation of any Company rule, regulation, procedure or policy; (g) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by Participant’s for the benefit of the Company or (h) other conduct by such Participant that could be expected to be harmful to the business, interests or reputation of the Company.  The determination as to whether Cause for a Participant’s termination exists will be made in good faith by the Company and will be final and binding on the Participant.  This definition does not in any way limit the Company’s or any Parent’s or Subsidiary’s ability to terminate a Participant’s employment or services at any time as provided in Section 20 above.  Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement, Award Agreement, or other applicable agreement with any Participant provided that such document specifically supersedes this definition.

28.6.“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

28.7.“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

28.8.“Company” means Graybug Vision, Inc., a Delaware corporation, or any successor corporation.

28.9.“Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

28.10.“Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company) or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purpose of this subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction.  For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.  Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

28.11.“Director” means a member of the Board.

28.12. “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

28.13.“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock or other property dividends in amounts equivalent to cash, stock or other property dividends for each Share represented by an Award held by such Participant.

28.14.“Effective Date” means September 23, 2020.

28.15.“Employee” means any person, including officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary or Affiliate.  Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

28.16.“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

28.17.“Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (b) the exercise price of an outstanding Award is increased or reduced, each as described in Section 18.

28.18.“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

28.19.“Fair Market Value” means, as of any date, the value of a share of the Company’s common stock determined as follows:

(a)if such common stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)if such common stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)by the Board or the Committee in good faith.

28.20. “Insider” means an officer or Director of the Company or any other person whose transactions in the Company’s common stock are subject to Section 16 of the Exchange Act.

28.21.“IRS” means the United States Internal Revenue Service.

28.22.“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

28.23.“Option” means an Award as defined in Section 5 and granted under the Plan.

28.24.“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

28.25.“Participant” means a person who holds an Award under this Plan.

28.26.“Performance Award” means an Award as defined in Section 10 and granted under the Plan.

28.27.“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective or subjective measures, either individually, alternatively or in any combination applied to the Participant, the Company, any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

(a)Profit Before Tax;

(b)Sales;

(c)Expenses;

(d)Billings;

(e)Revenue;

(f)Net revenue;

(g)Earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation and amortization);

(h)Operating income;

(i)Operating margin;

(j)Operating profit;

(k)Controllable operating profit, or net operating profit;

(l)Net Profit;

(m)Gross margin;

(n)Operating expenses or operating expenses as a percentage of revenue;

(o)Net income;

(p)Earnings per share;

(q)Total stockholder return;

(r)Market share;

(s)Return on assets or net assets;

(t)The Company’s stock price;

(u)Growth in stockholder value relative to a pre-determined index;

(v)Return on equity;

(w)Return on invested capital;

(x)Cash Flow (including free cash flow or operating cash flows);

(y)Balance of cash, cash equivalents and marketable securities;

(z)Cash conversion cycle;

(aa)Economic value added;

(bb)Individual confidential business objectives;

(cc)Contract awards or backlog;

(dd)Overhead or other expense reduction;

(ee)Credit rating;

(ff)Completion of an identified special project;

(gg)Completion of a joint venture or other corporate transaction;

(hh)Strategic plan development and implementation;

(ii)Succession plan development and implementation;

(jj)Improvement in workforce diversity;

(kk)Employee satisfaction;

(ll)Employee retention;

(mm)Customer indicators and/or satisfaction;

(nn)New product invention or innovation;

(oo)Research and development expenses;

(pp)Attainment of research and development milestones;

(qq)Improvements in productivity;

(rr)Bookings;

(ss)Working-capital targets and changes in working capital;

(tt)Attainment of operating goals and employee metrics; and

(uu)Any other metric as determined by the Committee.

The Committee may provide for one or more equitable adjustments to the Performance Factors, including, but not limited to, to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant, such as but not limited to, adjustments in recognition of unusual or non-recurring items such as acquisition related activities or changes in applicable accounting rules.  It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

28.28.“Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.

28.29.“Performance Share” means an Award as defined in Section 10 and granted under the Plan.

28.30.“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law,

daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

28.31.“Performance Unit” means an Award as defined in Section 10 and granted under the Plan.

28.32.“Plan” means this Graybug Vision, Inc. Amended and Restated 2020 Equity Incentive Plan.

28.33.“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

28.34.“Restricted Stock Award” means an Award as defined in Section 6 and granted under the Plan (or issued pursuant to the early exercise of an Option).

28.35.“Restricted Stock Unit” means an Award as defined in Section 9 and granted under the Plan.

28.36.“SEC” means the United States Securities and Exchange Commission.

28.37.“Securities Act” means the United States Securities Act of 1933, as amended.

28.38.“Service” means service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent, Subsidiary or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement.  An Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than 90 days unless reemployment upon the expiration of such leave is guaranteed by contract or statute.  Notwithstanding anything to the contrary, an Employee will not be deemed to have ceased to provide Service if a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing provides otherwise.  In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension or modification of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement.  In the event of military or other protected leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave, he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide Service to the Company throughout the leave on the same terms as he or she was providing Service immediately prior to such leave.  An Employee will have terminated employment as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law, provided however, a change in status from an Employee to a Consultant or a Non-Employee Director (or vice versa) will not terminate a Participant’s Service, unless determined by the Committee, in its discretion or to the extent set forth in the applicable Award Agreement.  The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service.

28.39.“Shares” means shares of the common stock of the Company.

28.40.“Stock Appreciation Right” means an Award as defined in Section 8 and granted under the Plan.

28.41.“Stock Bonus” means an Award granted pursuant to Section 7 of the Plan.

28.42.“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

28.43.“Treasury Regulations” means regulations promulgated by the United States Treasury Department.

28.44.“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

graybug vibrant.vision P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/GRAY • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-859-2440 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided “ALEXA, VOTE MY PROXY” • Open Alexa app and browse skills • Search “Vote my Proxy” • Enable skill You must register to attend the meeting online and/or participate at www.proxydocs.com/GRAY Graybug Vision, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 08, 2022 TIME: Thursday, June 2, 2022 9:00 AM, Pacific Time PLACE: To be held virtually -- please visit www.proxydocs.com/GRAY for additional information on virtual meeting registration. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Robert Breuil and Frederic Guerard (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Graybug Vision, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Graybug Vision, Inc. Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ALL NOMINEES AND FOR PROPOSALS 2 AND 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of Class II Directors FOR WITHHOLD 1.01 Eric Bjerkholt FOR 1.02 Frederic Guerard FOR FOR AGAINST ABSTAIN 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. FOR 3. To approve an increase of 2,340,000 shares in the number of shares authorized for issuance under the 2020 Equity Incentive Plan. FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/GRAY Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date